Exhibit 3.343

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 10/30/1997 971368101 – 2814763

CERTIFICATE OF LIMITED PARTNERSHIP

OF

INTERMEDIA PARTNERS GROUP VI, L.P.

This Certificate of Limited Partnership of INTERMEDIA PARTNERS GROUP VI, L.P. (the “Limited Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. The name of the limited partnership is

INTERMEDIA PARTNERS GROUP VI, L.P.

2. The address of the registered office of the limited partnership in Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The limited partnership’s registered agent at that address is Corporation Service Company.

3. The names and addresses of the general partners are:

NAME	ADDRESS

INTERMEDIA CAPITAL PARTNERS VI, L.P.	235 Montgomery Street, Suite 420
San Francisco, CA 94104

[4. Any other information which the general partners choose to include.]

IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have caused this Certificate of Limited Partnership to be duly executed as of the 30th day of October 1997.

INTERMEDIA PARTNERS GROUP VI, L.P.
By:	INTERMEDIA CAPITAL PARTNERS VI, L.P., its general partner
By:	INTERMEDIA CAPITAL MANAGEMENT VI, LLC, its general partner
By:	INTERMEDIA MANAGEMENT, INC., its manager

By:	/s/ Lisa Perreault
Lisa Perreault, Secretary

DE LP D-:CERTIFICATE OF LIMITED PARTNERSHIP 05/96

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

INTERMEDIA PARTNERS GROUP VI, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of InterMedia Partners Group VI, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST:	The name of the Limited Partnership is InterMedia Partners Group VI, L.P.

SECOND:	Article 1 of the Certificate of Limited Partnership shall be amended as follows:

The name of the limited partnership is Insight Communications of Kentucky, L.P.

THIRD:	Article 3 of the Certificate of Limited Partnership shall be amended as follows:

The name and address of the general partner is Insight Midwest, L.P., 126 E. 56th Street, New York, New York, 10022.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 1st day of October, 1999.

[END OF PAGE. SIGNATURE PAGE FOLLOWS.]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 10/01/1999 991415113 – 2814763
DCLIB01:1215935-2 DE-Certificate of Amendment (IPG 6) High Yield

By:	INSIGHT MIDWEST, L.P., general partner of Insight Communications of Kentucky, L.P.

By:	Insight Communications Company, L.P., its general partner

By:	Insight Communications Company, Inc., its general partner

By:	/s/ Kim D. Kelly

	Name:	Kim D. Kelly
	Title:	Executive Vice President

DCLIB01:1215935-2

DE-Certificate of Amendment (IPG 6)

High Yield

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 11/05/1999 991472959 – 2814763

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

INSIGHT COMMUNICATIONS OF KENTUCKY, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Insight Communications of Kentucky, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST:	The name of the Limited Partnership is Insight Communications of Kentucky, L.P.

SECOND:	Article 2 of the Certificate of Limited Partnership shall be amended as follows:

The address of the registered agent of the limited partnership in Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The limited partnership’s registered agent at that address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 5th day of November, 1999.

By:	INSIGHT MIDWEST, L.P., general partner of Insight Communications of Kentucky, L.P.

By:	Insight Communications Company, L.P., its general partner

By:	Insight Communications Company, Inc., its general partner

By:	/s/ Kim D. Kelly
	Name:	Kim D. Kelly
	Title:	Executive Vice President

DCLIB01:1222529-1

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:00 AM 01/08/2001 010010679 – 2814763

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF INSIGHT COMMUNICATIONS OF KENTUCKY, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Insight Communications of Kentucky, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is Insight Communications of Kentucky, L.P.

SECOND: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

The name and address of the general partner is Insight Midwest Holdings, LLC, 810 7th Avenue, 41st Floor, New York, New York 10019.

In witness whereof, the undersigned executed this Amendment to the Certificate of Limited partnership on this 5th day of January, 2001.

[END OF PAGE. SIGNATURE PAGE FOLLOWS.]

DCLIB01:1290416-1

INSIGHT MIDWEST HOLDINGS, LLC, general partner of Insight Communications of Kentucky, L.P.

BY:	Insight Midwest, L.P., its sole member

BY:	Insight Communications Company, L.P., its general partner

BY:	Insight Communications Company, Inc., its general partner

/s/ Elizabeth M. Grier
	Name:	Elizabeth M. Grier
	Title:	VP Administration

DCLIB01 1290416-1